UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2007
CHARTWELL INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51342 (Commission File No.)	95-3979080 (IRS Employer Identification No.)
140 East Main Street
Middletown, NY 10940
(Address and telephone number of principal executive offices) (Zip Code)
(949) 335-5319
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events
     Chartwell International, Inc. previously entered into a definitive Stock Purchase Agreement with G&A Holdings, LLC, a New Jersey limited liability company (“Buyer”) dated as of October 3, 2007 (the “Agreement”), and amended October 5, 2007, to sell all of the issued and outstanding capital stock of its wholly-owned subsidiaries, Hudson Logistics, Inc., a Delaware corporation and Hudson Logistics Loading, Inc., a Delaware corporation to Buyer. The Agreement expired and became null and void on October 29, 2007 in accordance with its terms.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC., a NevadaCorporation
Dated: November 1, 2007	/s/ Paul Biberkraut
Paul Biberkraut,
Chief Financial Officer

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